CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Yearly Report On Form 10-KSB of Promotions on Wheels Holdings, Inc. for the Year Ended December 31, 2007, I, Rowland W. Day II, Chief Executive Officer and Chief Financial Officer of Promotions on Wheels Holdings, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1.   Such Yearly Report on Form 10-KSB for the year ended December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The information contained in such Yearly Report on Form 10-KSB for the year ended December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of Promotions on Wheels Holdings, Inc.

Dated:  March 17, 2008

PROMOTIONS ON WHEELS HOLDINGS, INC.

By: /s/ Rowland W. Day II

Rowland W. Day II

Chief Executive Officer and

Chief Financial Officer